Notes to the Assets of the Balance Sheet	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Notes to the Assets of the Balance Sheet
5 Notes to the Assets of the Balance
Sheet

5.1	CASH AND CASH EQUIVALENTS

in 000’ €	12/31/2019	12/31/2018
Bank Balances and Cash in Hand	44,314	45,476
Impairment	0	(16)

Cash and Cash Equivalents	44,314	45,460

The presentation of the development of the expected twelve-month loss for cash and cash equival
e
nts to be recognized under IFRS 9 can be found in Note 2.3.1.

5.2	FINANCIAL ASSETS AT FAIR VALUE, WITH CHANGES RECOGNIZED IN PROFIT OR LOSS AND OTHER FINANCIAL ASSETS AT AMORTIZED COSTS

			Gross Unrealized
in 000’ €	Maturity	Cost	Gains	Losses	Market Value
December 31, 2019
Money Market Funds	daily	20,330	125	0	20,455

Total					20,455

December 31, 2018
Money Market Funds	daily	44,718	0	(137)	44,581

Total					44,581

Since January 1, 2018, realized and unrealized gains and losses on money market funds held or sold were recognized in the finance result in profit or loss in accordance with IFRS 9. The sale of f
i
nancial assets resulted in a net gain of € 0.4 million in 2019 (2018: net losses of less than € 0.1 million). In 2017, in accordance with IAS 39, the Group recognized a net gain of less than € 0.1 million in profit or loss resulting from the sale of financial assets previously recognized in equity.

in 000’ €	Maturity	Cost	Unrealized Interest Gain	Impairment	Carrying amount
December 31, 2019
Term Deposits, Current Portion	4 - 12 Months	207,846	90	(201)	207,735
Corporate Bonds	More than 12 Months	10,000	1	0	10,001
Term Deposits, Net of Current Portion	More than 12 Months	75,000	18	(97)	74,921

Total					292,657

December 31, 2018
Term Deposits, Current Portion	4 - 12 Months	219,720	2	(744)	218,978

Commercial Papers	4 - 12 Months	50,000	0	(55)	49,945

Term Deposits, Net of Current Portion	More than 12 Months	96,090	12	(353)	95,749

Total					364,672

As of December 31, 2019, these assets mainly consisted of term deposits with fixed or variable interest rates, as well as corporate bonds with fixed interest.
Interest income from financial assets “at amortized cost” amounted to € 0.1 million in 2019 (2018: € 0.1 million in interest income from financial assets “at amortized cost”; 2017: € 0.2 million in interest income from “loans and receivables”) and were recognized in the finance result.
The risk associated with these financial instruments results primarily from bank credit risks. The presentation of the development of the expected twelve-month loss that is to be recognized under IFRS 9 and the lifetime expected credit loss for term deposits and corporate bonds can be found in Note 2.3.1.
Further information on the accounting for financial assets is provided in Note 2.8.1.

5.3	ACCOUNTS RECEIVABLE
All accounts receivable are
non-interest
bearing, and generally have payment terms of between 30 and 45 days. As of December 31, 2019 and December 31, 2018, accounts receivable included unbilled receivables amounting to € 13.4 million and € 14.1 million, respectively. Unbilled receivables decreased mainly due to royalty payments not yet received and unbilled services associated with the transfer of projects to customers.
The presentation of the development of the risk provisions to be recognized in accordance with IFRS 9 in the 2019 and 2018 financial years for accounts receivable using the simplified impairment model can be found in Note 2.3.1.

5.4	OTHER RECEIVABLES
Other receivables as of December 31, 2019, mainly consisted of receivables from unrealized gross gains on forward rate agreements in the amount of € 0.4 million (December 31, 2018: € 0.1 million unrealized gross gain). The forward rate agreements were classified as financial assets at fair value through profit or loss in accordance with IFRS 9.

As of December 31, 2019 and December 31, 2018, there were no impairments recognized on other receivables.

5.5	INCOME TAX RECEIVABLES, INVENTORIES, PREPAID EXPENSES AND OTHER CURRENT ASSETS
As of December 31, 2019 income tax receivables amounted to € 0.1 million (December 31, 2018: € 0.2 million) and consisted of receivables from capital gain taxes withheld and income taxes for prior years.
Inventories amounting to € 0.3 million as of December 31, 2019 (December 31, 2018: € 0.2 million) were stored at the Planegg location and consisted of raw materials and supplies. In addition to raw materials and supplies, inventory as of December 31, 2019, also comprised manufacturing costs for the fermentation runs of antibody material (tafasitamab) that is required for the approval process in the United States. If successfully approved, the material may be used later for commercialization. Commercialization is regarded as a sale in the ordinary course of business in accordance with IAS 2, hence the material is accounted for as inventory. According to the Group’s accounting policies, these quantities qualify as inventory. For the time being, this inventory is valued at a net realizable value of zero because tafasitamab has not yet received market approval. The resulting expenses in the amount of € 8.7 million was accounted for in cost of sales.
As of December 31, 2019, prepaid expenses and other current assets mainly consisted of combination compounds in the amount of € 4.8 million (December 31, 2018: € 5.4 million), receivables due from tax authorities from input tax surplus of € 3.5 million (December 31, 2018: € 2.7 million), upfront fees for external laboratory services of € 0.7 million (December 31, 2018: € 1.9 million), upfront fees for sublicenses of € 0.5 million (December 31, 2018: € 0.4 million) and other prepayments amounting to € 4.6 million (December 31, 2018: € 1.3 million). An impairment of € 0.7 million was recognized on combination compounds in 2019 (December 31, 2018: € 4.8 million
).

5.6	PROPERTY, PLANT AND EQUIPMENT

in 000’ €	Office and Laboratory Equipment	Furniture and Fixtures	Total
Cost
January 1, 2019	17,658	939	18,597

Additions	1,647	1,452	3,099
Disposals	(919)	(1)	(920)

December 31, 2019	18,386	2,390	20,776

Accumulated Depreciation and Impairment
January 1, 2019	14,758	308	15,066

Depreciation Charge for the Year	1,805	161	1,966
Impairment	10	0	10
Disposals	(919)	0	(919)

December 31, 2019	15,654	469	16,123

Carrying Amount
January 1, 2019	2,900	631	3,531

December 31, 2019	2,732	1,921	4,653

Cost
January 1, 2018	17,335	2,501	19,836

Additions	1,780	41	1,821
Disposals	(1,457)	(1,603)	(3,060)

December 31, 2018	17,658	939	18,597

Accumulated Depreciation and Impairment
January 1, 2018	14,490	1,820	16,310

Depreciation Charge for the Year	1,723	89	1,812
Disposals	(1,455)	(1,601)	(3,056)

December 31, 2018	14,758	308	15,066

Carrying Amount
January 1, 2018	2,845	681	3,526

December 31, 2018	2,900	631	3,531

No borrowing costs were capitalized during the rep
o
rting period, and there were neither restrictions on the retention of title nor property, plant and equipment pledged as security for liabilities. There were no material contractual commitme
n
ts for the purchase of property, plant and equipment as of the reporting date.
Depreciation is contained in the following line items of profit or loss.

in 000’ €	2019	2018	2017
Research and Development	1,478	1,398	1,672
Research and Development (Impairment)	10	0	0
Selling	92	87	0
General and Administrative	396	327	297

Total	1,976	1,812	1,969

5.7	LEASES
The development of the
right-of-use
assets and lease liabilities in the 20
1
9 financial year is shown below.

	Right-of-Use Assets				Lease Liabilities
in 000’ €	Building	Cars	Technical Equipment	Total
Balance as of January 1, 2019	42,094	244	168	42,506	40,783
Additions	3,009	138	312	3,459	4,122
Depreciation of Right-of-Use Assets	(2,517)	(144)	(144)	(2,805)	0
Interest Expenses on Lease Liabilities	0	0	0	0	932
Lease Payments	0	0	0	0	(3,280)

Balance as of December 31, 2019	42,586	238	336	43,160	42,557

In the 2019 financial year, IFRS 16 had the following effects on the statement of profit or loss:

in 000’ €	2019
Depreciation of Right-of-Use Assets	(2,805)
Interest Expenses on Lease Liabilities	(932)
Expenses for Short Term Leases	0
Expenses for Leases of Low Value Assets	(41)

Total	(3,778)

The maturity analysis of the lease liabilities as of December 31, 2019 is as follows.

December 31, 2019; in 000’ € Contractual Maturities of Financial Liabilities	Up to One Year	Between One and Five Years	More than Five Years	Total Contractual Cash Flows	Carrying Amount Liabilities
Lease Liabilities	3,515	13,460	33,883	50,858	42,557
The rental conditions for leases are negotiated individually and include different terms. Leases are generally concluded for fixed periods but may include extension options. Such contractual conditions offer the Group the
g
reatest possible operational flexibility. In determining the term of the lease, all facts and circumstances are taken into account that provide an economic incentive to exercise extension options. If extension options are exercised with sufficient certainty, they are taken into account when determining the term of the contract. The leases contain fixed and variable lease payments linked to an index.
The Group has entered into a lease for a building in Boston and moved into the office on September 19, 2019, the commencement date according to IFRS 16. The minimum lease term of seven years results in a contractually agreed cash outflow of US$ 5.0 million (€ 4.4 million). The contract contains an extension option for five years and a lease incentive of US$ 0.7 million (€ 0.7 million).
The Group has entered into an additional lease for office space in Boston in January 2020. The minimum lease term of six and a half years results in a contractually agreed cash outflow of US$ 5.6 million (€ 5.0 million).

5.8	INTANGIBLE ASSETS

in 000’ €	Patents	Licenses	In-process R&D Programs	Software	Goodwill	Total
Cost
January 1, 2019	17,585	23,896	52,159	5,644	11,041	110,325

Additions	449	0	0	114	0	563

December 31, 2019	18,034	23,896	52,159	5,758	11,041	110,888

Accumulated Amortization and Impairment
January 1, 2019	13,646	21,369	15,140	5,440	7,365	62,960

Amortization Charge for the Year	1,209	72	0	211	0	1,492
Impairment	198	105	1,335	0	0	1,639

December 31, 2019	15,053	21,546	16,475	5,651	7,365	66,091

Carrying Amount
January 1, 2019	3,939	2,527	37,019	204	3,676	47,365

December 31, 2019	2,981	2,350	35,684	107	3,676	44,798

Cost
January 1, 2018	16,995	23,896	52,159	5,853	11,041	109,944

Additions	590	0	0	55	0	645
Disposals	0	0	0	(264)	0	(264)

December 31, 2018	17,585	23,896	52,159	5,644	11,041	110,325

Accumulated Amortization and Impairment
January 1, 2018	12,326	20,897	0	5,198	3,676	42,097

Amortization Charge for the Year	1,320	112	0	506	0	1,938
Impairment	0	360	15,140	0	3,689	19,189
Disposals	0	0	0	(264)	0	(264)

December 31, 2018	13,646	21,369	15,140	5,440	7,365	62,960

Carrying Amount
January 1, 2018	4,669	2,999	52,159	655	7,365	67,847

December 31, 2018	3,939	2,527	37,019	204	3,676	47,365

In the 2019 financial year, € 0.3
million
of impairment losses were recognized on patents and licenses. In the 2018 financial year, € 0.4 million of impairment losses were recognized on licenses. In the 2017 financial year, € 0.1 mi
l
l
ion of impairment losses were recognized on patents and licenses.
As of December 31, 2019,
in-process
research and development programs were subject to an impairment test as required by IAS 36. This test indicated a need for impairment. Further details on the impairment of in-process
research and development programs can be found in Note 5.8.3.
The carrying amount of intangible assets pledged as security was € 11.7 million and relates to a government grant in the amount of € 1.5 million.

Amortization was included in the following line items of profit or loss.

in 000’ €	2019	2018	2017
Research and Development	1,444	1,822	1,958
Research and Development (Impairment)	1,639	19,189	9,864
Selling	11	25	0
General and Administrative	37	91	103

Total	3,131	21,127	11,925

5.8.1	PATENTS
In the 2019
financial
year, the carrying amount of patents declined by € 0.9 million from € 3.9 million to € 3.0 million. This decline resulted from additions amounting to € 0.4 million for patent applications, particularly for proprietary programs and technologies, which were offset by straight-line amortization of € 1.2 million and impairments of € 0.2 million.

5.8.2	LICENSES
In the 2019 financial year, the carrying amount of licenses declined by € 0.2
m
illion from € 2.5 million to € 2.3 million as a result of scheduled amortization and impairment.

5.8.3	IN- PROCESS R&D PROGRAMS
The carrying amount of
in-process
R&D programs decreased by € 1.3 million to € 35.7 million in 2019. This decline was due to an impairment in the amount of € 1.3 million (see information on the Lanthio Group).
As of December 31, 2019, this balance sheet item included capitalized payments from the in-licensing
of a compound for the Proprietary Development segment, as well as milestone payments made for this compound at a later date. A compound obtained through an acquisition was also included.
TAFASITAMAB
As an intangible asset with indefinite useful life (no foreseeable limit to the period over which this compound is expected to generate cash flows) and a carrying amount of € 23.9 million, tafasitamab was subject to an annual impairment test on September 30, 2019, as required by IAS 36. The recoverable amount of the tafasitamab cash-generating unit was determined on the ba
s
is of
value-in-use
calculations, which concluded that the recoverable amount of the cash-generating unit exceeded its carrying amount. The cash flow forecasts took into account expected cash inflows from the potential commercialization of tafasitamab, the cash outflows for anticipated research and development, and the costs for tafasitamab’s commercialization. The cash flow forecasts are based on the period of patent protection for tafasitamab. For this reason, a planning horizon of approximately 20 years is considered appropriate for the value-in-use
calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated cash flow forecast, the value-in-use
was determined as follows: A beta factor of 1.2 (2018: 1.2) and WACC before taxes of 10.1% (2018: 10.0%). A detailed sensitivity analysis was performed for the discount rate. A sensitivity analysis for changes in the cash flows was not performed since the cash flows from research and development and the commercialization of the compound have already been probability-adjusted in the value-in-use
calculations so as to reflect the probabilities of success in phases of clinical trials. The analysis did not reveal any need for impairment. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios, as well as external sources of information. No indicators of impairment were identified on December 31, 2019.

LANTHIO GROUP
On September 30, 2019, an intangible asset not yet available for use (MOR107) from the Lanthio Group acquisition was subject to an annual impairment test. The cash flow forecasts included planned cash inflows from the potential sale of compounds based on lanthipeptides expected to achieve market approval. These cash inflows were offset by expected operating expenses for compound development and clinical trials as well as sales and administrative expenses. The duration and likelihood of individual stages of the study were also taken into consideration. Cash flow forecasts are based on a period of 30 years as the Management Board believes that after the successful approval of compounds, the drugs that follow can generate free cash flows within that period of time. The recoverable amount resulting from the adjusted cash flow forecast of the cash-generating unit Lanthio Group, which is part of the Proprietary Development segment, was determined on the basis of value-in-use
calculations. The
value-in-use
amounted to € 12.1 million, which was below the carrying amount of the cash-generating unit, resulting in an impairment of € 1.3 million for in-process
R&D programs. After impairment, the carrying amount of
in-process
R&D programs amounted to € 11.7 million. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). On the basis of the updated cash flow forecast, the value-in-use
was determined as follows: A beta factor of 1.2 (2018: 1.2) and WACC before taxes of 11.3% (2018: 11.5%). A detailed sensitivity analysis was performed with regard to the discount rate. A sensitivity analysis for changes in the cash flows has not been performed since the cash flows had already been probability-adjusted in the value-in-use
calculations so as to reflect the probabilities of success in phases of clinical trials. This analysis did not reveal the need for any additional impairment. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios as well as external sources of information.
No indicators for additional impairments were identified as of December 31, 2019.

5.8.4	SOFTWARE
In the 2019 financial year, additions to this balance sheet item totaled € 0.1 million. The carrying amount decreased by € 0.1 million from € 0.2 million in 2018 to € 0.1 million in 2019. Additions were offset by amortization of € 0.2 million.

5.8.5	GOODWILL
The annual goodwill impairment test was performed on September 30, 2019.
SLONOMICS TECHNOLOGY
As of September 30, 2019, goodwill of € 3.7 million from the 2010 acquisition of Sloning BioTechnology GmbH was subject to an impairment test as required by IAS 36. The recoverable amount of the cash-generating unit Slonomics technology, which is part of the Partnered Discovery segment, was determined on the basis of value-in-use
calculations. The calculation showed that the
value-in-use
was higher than the carrying amount of the cash-generating unit. The cash flow forecasts took into account future free cash flows from the contribution of the Slonomics technology to partnered programs. The cash flow forecasts are based on a period of ten years because the Management Board believes that commercialization through licensing agreements, milestone payments, and royalties is only feasible by means of medium- to long-term contracts. For this reason, a planning horizon of ten years is considered appropriate for the value-in-use
calculation. The cash flow forecasts are largely based on the assumption that the Slonomics technology is very beneficial for customers. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated ten-year
cash flow forecast, the
value-in-use
was determined as follows: A beta factor of 1.2 (2018: 1.2), WACC before taxes of 9.4% (2018: 9.6%) and a perpetual growth rate of 1% (2018: 1%). A detailed sensitivity analysis was performed for the growth rate and the discount rate for calculating value-in-use.
The sensitivity analysis took into account the change in one assumption, with the remaining assumptions remaining unchanged from the original calculation. A sensitivity analysis for changes in the cash flows has not been performed since the cash flows have already been probability-adjusted in the value-in-use
calculations so as to reflect the probabilities of success in phases of clinical trials. This analysis did not reveal any need for impairment. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios as well as external sources of information.
No indicators for impairment were identified as of December 31, 2019.

5.9	INVESTMENTS AT FAIR VALUE, WITH CHANGES RECOGNIZED IN OTHER COMPREHENSIVE INCOME
This item concerns investments in adivo GmbH, Martinsried, Germany, and Vivoryon Therapeutics AG, Halle (Saale), Germany.
In July 2018, MorphoSys AG acquired a 19.9% stake in adivo GmbH in the context of start-up
financing. MorphoSys made a cash contribution of € 9,458 and a contribution in kind of € 350,000. The contribution in kind comprised the adivo brand and a license for a fully synthetic canine-based antibody library. The fair value as of December 31, 2019 was € 0.4 million (December 31, 2018: € 0.2 million).
In July 2019, MorphoSys and Vivoryon Therapeutics AG announced an agreement under which MorphoSys received an exclusive license option for Vivoryon’s small molecule QPCTL inhibitors in the field of oncology. In return, MorphoSys took a minority stake in Vivoryon as part of a capital increase planned for the end of 2019. This capital increase was executed on October 24, 2019 through the issue of a total of 7,674,106 ordinary bearer shares. The increase was recorded in the commercial register on October 25, 2019. MorphoSys acquired a 13.4% stake in Vivoryon through the subscription of 2,673,796 ordinary bearer shares valued at € 15.0 million. As of December 31, 2019, the fair value of the investment was valued at € 13.7 million.

	Currency	Stake in %	Equity in Domestic Currency	Profit / Loss for the Year in Domestic Currency
adivo GmbH, Martinsried, Germany	€	19.9	120,581	(276,947)
Vivoryon Therapeutics AG, Haale (Saale), Germany	€	13.4	1,542,624	(7,703,473)
In the financial years 2019 and 2018, neither dividends from the investments were recognized in profit or loss nor were reclassifications of gains or losses within equity made.
Vivoryon Therapeutics AG is listed on an active market, so the fair value of this investment is determined by means of the stock market price on a reporting date. No observable market data is available for the determination of the fair value of the investment in adivo GmbH. The change in the investment in adivo GmbH is shown below.

in 000’ €	2019	2018
Opening Balance	232	0
Additions	0	359
Disposals	0	0
Through Other Comprehensive Income	155	(127)
Through Profit or Loss	0	0

Closing Balance	387	232

The significant unobservable input parameters used in the measurement of the investment in adivo GmbH were corporate planning assumptions, the probability-weighted estimate of cash flows and the discount rate. From the information currently available, a material change in corporate planning is not considered likely and therefore the cash flow forecasts used are considered suitable for determining the fair value. A change in the pre-tax
WACC of +/–1.0% would cause a € 0.1 million lower or € 0.1 million higher amount of equity. A sensitivity analysis for changes in cash flows was not performed because the cash flows have already been probability-adjusted in the fair value calculation to reflect the probabilities of success in the various stages of development. There are no significant relationships between the significant unobservable input parameters.

5.10	PREPAID EXPENSES AND OTHER ASSETS, NET OF CURRENT PORTION
This balance sheet item included the
non-current
portion of prepaid expenses and other assets. The decline in prepaid expenses mainly resulted from the offset as of January 1, 2019, of prepaid rent for the premises in Semmelweisstrasse 7 in Planegg against the right-of-use
asset due to the application of IFRS 16. Further information can be found in Notes 2.1.2.
The Group classified certain line items in other assets as “restricted cash” that are not available for use in the Group’s operations (see Notes 2.8.1 and 5.1). As of December 31, 2019, the Group held non-current
restricted cash in the amount of € 0.8 million for issued rent deposits (December 31, 2018: € 0.7 million) and of less than € 0.1 million for convertible bonds granted to employees (December 31, 2018: € 0.1 million). As of December 31, 2019, € 0.2 million were deposited as collateral by MorphoSys US Inc.
This line item consists of the following:

in 000’ €	12/31/2019	12/31/2018
Prepaid Expenses, Net of Current Portion	134	2,199
Other Current Assets	1,002	783

Total	1,136	2,982